UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
At Edison International’s ("EIX'') and Southern California Edison Company's ("SCE") Annual Meeting of Shareholders on April 23, 2015, four matters for EIX and three matters for SCE were submitted to a vote of the respective shareholders: the election of nine directors for EIX and ten directors for SCE; ratification of the appointment of the independent registered public accounting firm; an advisory vote on executive compensation; and a shareholder proposal regarding recovery of unearned management bonuses (EIX only).
Shareholders elected nine EIX nominees and ten SCE nominees to the respective Boards of Directors. Each of the nine EIX Director-nominees and ten SCE Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

	For		Against		Abstentions		Broker Non-Votes
Name	EIX	SCE	EIX	SCE	EIX	SCE	EIX	SCE
Jagjeet S. Bindra	245,015,893	441,782,974	5,786,016	265,998	1,202,110	401,196	27,770,177	16,778,352
Vanessa C.L. Chang	244,876,406	441,699,004	5,697,174	353,646	1,430,439	397,518	27,770,177	16,778,352
Theodore F. Craver, Jr.	238,206,058	441,808,876	11,603,615	234,894	2,194,346	406,398	27,770,177	16,778,352
Pedro J. Pizarro (SCE only)	N/A	441,772,930	N/A	266,358	N/A	410,880	N/A	16,778,352
Richard T. Schlosberg, III	242,736,679	441,723,364	7,993,999	329,094	1,273,341	397,710	27,770,177	16,778,352
Linda G. Stuntz	217,900,204	439,457,470	32,717,321	2,541,540	1,386,494	451,158	27,770,177	16,778,352
William P. Sullivan	245,911,047	441,749,686	4,851,621	295,830	1,241,351	404,652	27,770,177	16,778,352
Ellen O. Tauscher	242,398,959	441,683,278	8,093,221	315,636	1,511,839	451,254	27,770,177	16,778,352
Peter J. Taylor	244,904,931	441,714,628	5,983,666	339,414	1,115,422	396,126	27,770,177	16,778,352
Brett White	244,726,820	441,699,376	6,171,836	346,062	1,105,363	404,730	27,770,177	16,778,352

Shareholders of each of EIX and SCE voted on proposals to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, each of which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	269,650,441	9,032,047	1,091,708	0
SCE	457,994,140	433,932	800,448	0

The advisory vote on each of the EIX's and SCE's executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	228,752,227	21,810,571	1,440,759	27,770,639
SCE	440,914,114	982,086	553,968	16,778,352

The shareholder proposal regarding recovery of unearned management bonuses (EIX only) did not receive the affirmative vote of a majority of the votes cast and was not adopted. The proposal received the following number of votes:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	88,283,722	161,058,372	2,661,925	27,770,177

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: April 27, 2015

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Connie J. Erickson
Connie J. Erickson
Vice President and Controller

Date: April 27, 2015